EXHIBIT 10.3

                                    AGREEMENT

This AGREEMENT ("Agreement"), made as of this 2nd day of July, 2001, by and between WOW ENTERTAINMENT, INC., a Delaware corporation ("Entertainment"), Women of Wrestling, Inc. ("WOW"), an Indiana corporation, and CARTER M. FORTUNE ( "Fortune").

                              W I T N E S S E T H :

WHEREAS, Fortune owns 20,000 shares of Series A Preferred Stock, $100.00 par value, in WOW, a wholly-owned subsidiary of Entertainment; and

WHEREAS, Fortune holds promissory notes and other indebtedness ("Debt") from WOW in the total principal amount of Five Million Two Hundred and Fifty Thousand Dollars, with accrued interest of One Hundred Eighteen Thousand Five Hundred and Eighty Dollars and Thirty Five Cents ($118,580.35); and with accrued dividends of Fifty Five Thousand Four Hundred and Two Dollars and Sixty Six Cents ($55,402.66);

WHEREAS, on June 28, 2001 Fortune agreed to exchange all of his WOW Series A Preferred Stock and the Debt, for the Entertainment common shares as described below; and

WHEREAS, the Board of Directors of Entertainment and WOW have approved and adopted this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and conditions contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings, unless the context shall otherwise require:

          (a) WOW Preferred Stock shall mean the 20,000 shares of Series A Preferred Stock, $100.00 par value, of WOW owned by Fortune.

          (b) Debt shall mean the WOW promissory notes and other indebtedness held by Fortune in the total principal amount of Five Million Two Hundred and Fifty Thousand Dollars ($5,250,000), with accrued interest of One Hundred Eighteen Thousand Five Hundred and Eighty Dollars and Thirty Five Cents ($118,580.35) and with accrued dividends of Fifty Five Thousand Four Hundred and Two Dollars and Sixty Six Cents ($55,402.66).

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          (c)  Entertainment Common Stock shall mean the 16,250,000 shares of
               Common Stock, $0.01 par value, of Entertainment, to be issued to Fortune in accordance with this Agreement at the June 28, 2001 closing price of $0.20 per share.

          (d) Closing shall mean the consummation of this Agreement in accordance with the provisions hereof to be held on or before July 2, 2001 unless changed by the mutual agreement of the parties hereto.

                                   ARTICLE II
                         EXCHANGE OF DEBT AND SECURITIES

At the Closing, the WOW Preferred Stock and the Debt shall be exchanged for the Entertainment Common Stock. Upon the exchange, the WOW Preferred Stock and the Debt shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. Fortune as holder of the certificate previously evidencing the WOW Preferred Stock shall cease to have any rights with respect to the WOW Preferred Stock. Fortune as holder of the Debt shall cease to have any rights with respect to the Debt. Such certificate previously evidencing the WOW Preferred Stock and the Debt shall be exchanged for a certificate evidencing the Entertainment Common Stock.

The Entertainment Common Stock certificate shall bear the usual restrictive legend pertaining to Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933. At the Closing, all transactions shall be deemed to have been simultaneous and none shall become effective until all have been completed.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF FORTUNE

The following representations and warranties are hereby made by Fortune to Entertainment and WOW:

3.01 Authorization. Fortune has full power and authority to enter into this Agreement and to carry out the transaction contemplated herein. This Agreement constitutes the valid and legally binding obligation of Fortune, enforceable in accordance with its terms and conditions.

3.02 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental entity, or court to which Fortune is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Fortune is a party.

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3.03     Lack of Restrictions. Fortune holds of record and owns beneficially the
         WOW Preferred Stock and the Debt, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws) encumbrances, security interests, options, warrants, purchase rights, contracts, commitments and/or equities. Fortune is not a party to any option, warrant, purchase right or other contract or commitment that could require Fortune to sell, transfer or otherwise dispose of the WOW Preferred Stock or the Debt (other than this Agreement).

3.04 Accredited Investor. Fortune is an "accredited investor" as that term is defined in Regulation D of the Securities Act and has sufficient knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the transaction contemplated by this Agreement and making an informed business decision.

3.05 Investment Intention. Fortune has no present intention to dispose of any shares of Entertainment Common Stock, except for sales of shares pursuant to Rule 144 promulgated under the Securities Act.

3.06 No Brokerage Fees. No agent, broker, investment banker, person or firm acting on behalf of Fortune to the best of his knowledge, is or will be entitled to any broker's or finder's fee or any other commission or fee, directly or indirectly, in connection with any of the transactions contemplated hereby.

3.07 Representations True. No representation or warranty contained herein, nor any statement or certificate furnished hereunder or in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF ENTERTAINMENT

The following representations and warranties are hereby made by Entertainment to Fortune and WOW:

4.01 Organization; Authorization. Entertainment is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has full power and authority to enter into this Agreement and to carry out the transaction contemplated herein. This Agreement constitutes the valid and legally binding obligation of Entertainment, enforceable in accordance with the terms and conditions.

4.02 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental entity, or court to which Entertainment is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or

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         require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Entertainment is a party.

4.03 Capital Stock. Entertainment's authorized capital stock consists of 150,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $0.01 par value. Entertainment has full right and authority to issue to Fortune, upon the terms and conditions set forth in this Agreement, the shares specified by this Agreement and, subject to the receipt of the consideration therefor pursuant to the terms and conditions hereof, the shares will be duly and validly issued as fully paid and nonassessable shares of Entertainment common stock.

4.04 No Brokerage Fees. No agent, broker, investment banker, person or firm acting on behalf of it to the best of its knowledge, is or will be entitled to any broker's or finder's fee or any other commission or fee, directly or indirectly, in connection with any of the transactions contemplated hereby.

4.05 Representations True. No representation or warranty contained herein, nor any statement or certificate furnished hereunder or in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF WOW

The following representations and warranties are hereby made by WOW to Fortune and Entertainment:

5.01 Organization; Authorization. WOW is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has full power and authority to enter into this Agreement and to carry out the transaction contemplated herein. This Agreement constitutes the valid and legally binding obligation of WOW, enforceable in accordance with the terms and conditions.

5.02 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental entity, or court to which WOW is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which WOW is a party.

5.03 No Brokerage Fees. No agent, broker, investment banker, person or firm acting on behalf of it to the best of its knowledge, is or will be entitled to any broker's or finder's fee or any

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         other commission or fee, directly or indirectly, in connection with any of the transactions contemplated hereby.

5.04 Representations True. No representation or warranty contained herein, nor any statement or certificate furnished hereunder or in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.01 Tax Consequences. Each party represents that it/he has consulted with its/his own tax advisors and has made has made its/his own independent conclusion regarding the tax consequences of the intended transaction.

6.02 Survival. All agreements, representations and warranties made hereunder or in connection with the transactions contemplated hereby shall survive the Closing and remain effective in accordance with the terms hereof regardless of any investigation at any time made by or on behalf of any of the parties.

6.03 Assignment. This Agreement may not be assigned nor any of the performances hereunder delegated by operation of law or otherwise by any party hereto, and any purported assignment or delegation shall be void.

6.04 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives, assigns and transferors.

6.05 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. There are no representations, warranties, conditions or other obligations except as specifically provided. Any waiver, amendment or modification hereof must be in writing. A waiver in one instance shall not be deemed to be a continuing waiver or waiver in any other instance.

6.06 Arbitration. Any and all disputes, claims and controversies arising under or by reason of this agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association and any award rendered in such arbitration shall be binding and conclusive upon the parties. The arbitrators may decree specific performance or grant injunctions or any other equitable relief deemed proper by the arbitrators under the circumstances. Such arbitration shall be held in Indianapolis, Indiana. Judgment on any award may be entered and enforced in any court located in Indianapolis, Indiana.

6.07 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Indiana.

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6.08     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be deemed executed upon receipt of a facsimile copy bearing signatures of the parties, provided that a complete document bearing original signatures is assembled within five business days of such execution.

6.09     Effective Date. The Effective date of the Closing shall be July 2,
         2001.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                       WOW ENTERTAINMENT, INC.



                                       By: /s/ Douglas E. May
                                           -------------------------------
                                           Douglas E. May, CFO


                                       WOMEN OF WRESTLING, INC.




                                       By: /s/ Douglas E. May
                                           -------------------------------
                                           Douglas E. May, CFO



                                       /s/ Carter Fortune
                                       -----------------------------------
                                       Carter Fortune, Individually



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